Exhibit 10.1
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.
AMENDMENT NO. 2 TO DISTRIBUTION, PATENT & TRADEMARK LICENSE,
MARKETING AND SUPPLY AGREEMENT
     This Amendment Agreement (this “Amendment No. 2”) is entered into as of the 18th day of August 2006, by and between Kos Pharmaceuticals, Inc., a Florida corporation (“Kos”), and Merck KGaA, an entity organized under German law and registered in the commercial registry of the local court of Darmstadt under HRB 6164 (“Merck”).
Recitals
     A. Kos and Merck are parties to that certain Distribution, Patent & Trademark License, Marketing and Supply Agreement entered into as of October 23, 2002, as amended (the “Agreement”).
     B. The Agreement provides for certain rights and obligations with respect to two Kos products: Niaspan® and Advicor®.
     C. Due to changed circumstances and other mutual considerations, the Parties desire to amend the Agreement to remove Advicor from the Agreement in all respects, while leaving the Agreement in place solely with respect to Niaspan.
     D. Except as otherwise stated herein, terms defined in the Agreement shall have the same meanings when used herein. Unless otherwise stated, references to Sections herein are to Sections in the Agreement and references to Appendices are to Appendices to the Agreement.
Amendment Agreement
     The Parties hereby agree that henceforth any and all references contained in the Agreement shall hereby be modified or revised as follows:
     1. The term “Product(s)” shall mean Niaspan and shall not mean or include Advicor or any other product. Where the phrases “both Products” or “Niaspan or Advicor” or “Niaspan and Advicor” or similar phrases are used, these shall be understood to be references to Niaspan only.
     2. Clause (ii) is deleted from Section 1.22 (definition of “Initial Indications”).
     3. “ or, as applicable, **** of Advicor” is stricken from the first sentence of Section 1.27 (definition of “Minimum Transfer Price”).
     4. The term “New Products” shall mean any product or proposed product, other than the Products and Product Improvements or Kos’ Niaspan/simvastatin combination products (it being understood and agreed that notwithstanding the foregoing, Kos shall not enter into an arrangement with any Third-Party for the development or commercialization of a Niaspan/simvastatin combination product on terms that, when taken as a whole, are materially more favorable to such Third-Party, than the terms that Kos has offered to Merck previously), which contains, in any dosage form and/or formulation ****.
     5. The sentence “Similarly, Advicor will be the ‘Associated Product’ for a Product Improvement that is associated with Advicor in such manner.” and all following it in Section 1.36 (definition of “Product Improvements”) are stricken.
     6. Clause (iv) of Section 3.2(b) is stricken.
     7. The following clauses relating to milestones are stricken from the table in Section 5.2, and in no event shall any such milestone be, or become, payable, whether or not any related event has occurred prior to (or occurs following) the effectiveness of this Amendment:

Marketing Authorization of Advicor for 1st line indication in a Top Market	**** per Top Market ****

Marketing Authorization of Advicor for 2nd line indication in a Top Market	**** per Top Market ****
Any additional references to Advicor in such table shall also be stricken therefrom.
     8. Section 5.5(b) is stricken.
     9. The parties will, following execution of this Amendment No. 1, attempt to establish mutually agreeable **** in Section 9.2 due to the fact, that Niaspan will remain the only Product covered by the Agreement following the removal of Advicor, pursuant hereto. If and when ****, as contemplated hereunder, are established by the Steering Committee pursuant to Section 9.2, such **** shall relate solely to **** of Niaspan and shall no longer include any component reflecting **** of Advicor.
     10. Any reference to Advicor shall be stricken from Section 9.3
     11. Section 11.1(b) is stricken.
     12. The phrase “ and **** for Advicor” is stricken from Section 11.7(f), and the next following sentence in that Section shall read: “Kos shall inform Merck in writing of any deviation from the aforementioned **** .”
     13. The phrase “ shall be at least **** for Advicor and” is stricken from Section 11.11.
     14. Section 17.4 is stricken. Accordingly, Merck hereby notifies Kos that no further reimbursements will become due to Merck under Section 17.4, and agrees to immediately return the letter of credit specified in Section 5.1 to Kos and to assist Kos, as reasonably requested by Kos, to immediately terminate the letter of credit referred to in Section 5.1.

     15. The addresses set forth in Section 21 with respect to notices to Kos are updated to be as follows:
Kos Pharmaceuticals, Inc:
1 Cedar Brook Drive
Cranbury, NJ 08512
Facsimile: (609) 495-0916
Attention: Adrian Adams
President & CEO

Copy to:	Andrew I. Koven, Executive Vice President, General Counsel and Corporate Secretary 1 Cedar Brook Drive Cranbury, NJ 08512 Facsimile: (609) 495-0916
     16. Appendix A is stricken.
     17. The Indications for Advicor set forth in Appendix B are stricken.
     18. Appendix D shall be stricken in its entirely and replaced with the Appendix D attached hereto.
     19. The entries with respect to Advicor in bottles and Advicor in blister packs are stricken from Appendix E.
     20. Except as modified in this Amendment No. 1, the Agreement remains in full force and effect in accordance with its terms. The provisions of Sections 22 and 23 of the Agreement apply to this Amendment as if fully set out herein.
[Signature page follows]

NOW THEREFORE, the Parties, through their authorized officers, have executed this Amendment as of the date first written above.

KOS PHARMACEUTICALS, INC.
By:	/s/ Andrew I. Koven September 6, 2006
	Name:	Andrew I. Koven
	Title:	Executive Vice President, General Counsel and Corporate Secretary

MERCK KGaA
By:	/s/ Christian Velmer
	Name:	Christian Velmer
	Title:	Senior Vice President Commercial Unit CM Care & Operations

MERCK KGaA
By:	/s/ Philipp R. Buehler
	Name:	Philipp R. Buehler
	Title:	Legal Counsel Corporate Legal Department